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                                                                    EXHIBIT 10.1


                             STOCKHOLDERS AGREEMENT


         This Stockholders Agreement, dated as of October 19, 1999 (this "Agreement"), is entered into by and among Level 8 Systems, Inc., a Delaware corporation (the "Parent"), Template Software, Inc., a Virginia corporation (the "Company"), the parties listed on the signature pages hereto as "Parent Stockholders" (each, a "Parent Stockholder") and the parties listed on the signature pages hereto as "Company Stockholders" (each, a "Company Stockholder")

                                    RECITALS:

         WHEREAS, each Company Stockholder is the beneficial owner of shares of common stock, par value $0.01 per share (the "Company Common Stock"), of the Company;

         WHEREAS, each Parent Stockholder is the beneficial owner of shares of common stock, par value $0.01 per share (the "Parent Common Stock") and/or shares of Series A 4% Convertible Redeemable Preferred Stock, par value $0.01 per share (the "Parent Preferred Stock" and, together with the Parent Common Stock, the "Parent Stock"), of the Parent;

         WHEREAS, in conjunction with this Agreement, Parent, Company and Level 8 Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Parent (the "Subsidiary"), intend to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement") with respect to the merger of the Company with and into the Subsidiary (the "Merger"), with the Subsidiary surviving the Merger;

         WHEREAS, each Company Stockholder is executing this Agreement as an inducement to the Parent and the Subsidiary to enter into, execute and deliver the Merger Agreement; and

         WHEREAS, each of Parent and each Parent Stockholder is executing this Agreement as an inducement to the Company to enter into, execute and deliver the Merger Agreement.

         NOW, THEREFORE, in consideration of the execution and delivery by the parties thereto of the Merger Agreement and the mutual covenants, conditions and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. VOTING AGREEMENTS OF COMPANY STOCKHOLDERS. In connection with the efforts of the Company to cause the Merger Agreement and the Merger to receive the required approval of the stockholders of the Company and to be consummated, each Company Stockholder, severally and not jointly, agrees with, and covenants to, the Parent as follows:


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                  (a)      At any meeting of stockholders of the Company called
         to vote upon the Merger and the Merger Agreement or in any other circumstance upon which a vote, consent or other approval of stockholders of the Company is sought with respect to the Merger and the Merger Agreement, such Company Stockholder shall (i) appear or otherwise take appropriate action to ensure that such Company Stockholder's Shares (as defined in the Merger Agreement) are present at such meeting for the purpose of obtaining a quorum and (ii) vote (or cause to be voted) or execute a written consent with respect to such Company Stockholder's Shares in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and each of the other transactions contemplated by or in any way related to the Merger Agreement.

                  (b) At any meeting of stockholders of the Company or in any other circumstance upon which the vote, consent or other approval of stockholders of the Company is sought, such Company Stockholder shall vote (or cause to be voted) or execute a written consent in connection with such Company Stockholder's Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or (ii) any action or agreement, including any proposed amendment of the Company's Articles of Incorporation or Bylaws or other proposal or transaction involving the Company or any of its subsidiaries which action, agreement, amendment or other proposal or transaction would in any manner impede, interfere with, delay, or attempt to frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated thereby (each of the foregoing in clauses (i) or (ii) above, a "Competing Transaction").

         2. VOTING AGREEMENTS OF PARENT STOCKHOLDERS AND THE PARENT. In connection with the efforts of the Parent and the Subsidiary to cause the issuance of Parent Common Stock pursuant to the Merger Agreement to receive the required approval of the stockholders of the Parent, each Parent Stockholder, severally and not jointly, agrees with, and covenants to, the Company as follows:

                  (a) At any meeting of stockholders of the Parent called to vote upon the Merger and the Merger Agreement or in any other circumstance upon which a vote, consent or other approval of stockholders of the Parent is sought with respect to the Merger and the Merger Agreement, each Parent Stockholder shall (i) appear or otherwise take appropriate action to ensure that such Parent Stockholder's shares of Parent Stock are present at such meeting for the purpose of obtaining a quorum and (ii) vote (or cause to be voted) or execute a written consent with respect to such Parent Stockholder's shares of Parent Stock in favor of the Merger, the execution and delivery by the Parent of the Merger Agreement and each of the other transactions contemplated by or in any way related to the Merger Agreement.

                  (b) At any meeting of stockholders of the Parent or in any other circumstance upon which the vote, consent or other approval of stockholders of the Parent is sought, each Parent Stockholder shall vote (or cause to be voted) or execute a written consent in connection with such Parent Stockholder's shares of Parent Stock held by such Parent


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         Stockholder against any action or agreement, including any proposed amendment of the Parent's Certificate of Incorporation or Bylaws or other proposal or transaction involving the Parent or any of its subsidiaries which action, agreement, amendment or other proposal or transaction would in any manner impede, interfere with, delay, or attempt to frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated thereby.

         3.       PARENT VOTING AGREEMENT.

                  (a) Parent shall direct each WCAS Party (as defined in the Agreement dated November 23, 1998 between Parent and Welch, Carson, Anderson & Stowe VI, L.P. and the other signatories thereto relating to the acquisition of Seer Technologies, Inc.) to grant a proxy to vote all that WCAS Party's shares of Parent Common Stock to one or more individuals designated by Parent, and Parent shall cause such designee to vote all the shares of Parent Common Stock for which such proxies have been granted as set forth in Section 2 hereof.

                  (b) The Parent, in its capacity as the holder of all of the issued and outstanding shares of capital stock of the Subsidiary, hereby agrees that during the time that this Agreement is in effect, the Parent will vote or execute a written consent in connection with such shares of capital stock in favor of the Merger, the execution and delivery by the Subsidiary of the Merger Agreement and each of the other transactions contemplated by or in any way related to the Merger Agreement.

         4. REPRESENTATIONS AND WARRANTIES OF COMPANY STOCKHOLDERS. Each Company Stockholder, severally and not jointly, represents and warrants to the Parent as follows:

                  (a) As of the date hereof, such Company Stockholder is the record and beneficial owner of, or is a trustee of a trust that is the record holder of, the number of Shares set forth opposite such Company Stockholder's name in Schedule A hereto. Except for such Company Stockholder's Shares, such Company Stockholder is not the record or beneficial owner of any shares of Company Common Stock.

                  (b) This Agreement has been duly executed and delivered by such Company Stockholder and such Company Stockholder intends for this to be a valid and binding agreement and will not take any action to contest the valid and binding nature of this Agreement. If such Company Stockholder is a natural person, such Company Stockholder (i) has the full power and capacity necessary to enter into and perform his or her obligations under this Agreement, (ii) has read all provisions of this Agreement, has reviewed such provisions with counsel to the extent such Company Stockholder deemed appropriate, understands each of such provisions and voluntarily agrees to be bound thereby and (iii) if such Company Stockholder is married and such Company Stockholder's Shares constitute community property, this Agreement has been duly executed and delivered by and constitutes a valid and binding agreement of such Company Stockholder's spouse and such Company Stockholder's spouse intends for this to be a valid and binding agreement and will not take any action to contest the valid and


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         binding nature of this Agreement. If such Company Stockholder is an entity, such Company Stockholder is duly organized, validly existing and in good standing under the laws of the state of its organization with full power and authority necessary to enter into this Agreement and to perform its obligations hereunder. If such Company Stockholder is a partnership, such partnership is duly formed, validly existing and in good standing under the laws of the state of its organization with full partnership power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

                  (c) Neither the execution and delivery of this Agreement nor the consummation by such Company Stockholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Company Stockholder is a party or bound or to which such Company Stockholder's Shares are subject. Neither the execution and delivery of this Agreement nor the consummation by such Company Stockholder of the transactions contemplated hereby will violate, or require any consent, approval or notice under any provision of any judgment, order, consent, approval or notice applicable to such Company Stockholder or such Company Stockholder's Shares, except for any necessary consent, approval or notice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or Section 13 of the Securities Exchange Act of 1934, as amended.

                  (d) Company Stockholder's Shares and the certificates representing such Shares are now and at all times during the term hereof will be held by such Company Stockholder, or by a nominee or custodian for the benefit of such Company Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising from this Agreement and except with respect to the rights granted by certain of the Company Stockholders in favor of Alcatel, N.V. pursuant to the terms of that certain Shareholders Agreement dated as of November 27, 1996, by and among such parties.

                  (e) No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Company Stockholder.

                  (f) Such Company Stockholder understands and acknowledges that the Parent is entering into the Merger Agreement in reliance upon such Company Stockholder's execution and delivery of this Agreement.

         5. REPRESENTATIONS AND WARRANTIES OF PARENT STOCKHOLDERS. Each Parent Stockholder, severally and not jointly, represents and warrants to the Company as follows:

                  (a) As of the date hereof, such Parent Stockholder is the record and beneficial owner of, or is a trustee of a trust that is the record holder of, the number and class of shares of Parent Stock set forth opposite such Parent Stockholder's name in Schedule B


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         hereto. Except for such Parent Stockholder's shares of Parent Stock set forth on Schedule B, such Parent Stockholder is not the record or beneficial owner of any shares of Parent Stock.

                  (b) This Agreement has been duly executed and delivered by such Parent Stockholder, and such Parent Stockholder intends for this to be a valid and binding agreement and will not take any action to contest the valid and binding nature of this Agreement. If such Parent Stockholder is a natural person, such Parent Stockholder (i) has the full power and capacity necessary to enter into and perform his or her obligations under this Agreement, (ii) has read all provisions of this Agreement, has reviewed such provisions with counsel to the extent such Parent Stockholder deemed appropriate, understands each of such provisions and voluntarily agrees to be bound thereby and (iii) if such Parent Stockholder is married and such Parent Stockholder's shares of Parent Stock constitute community property, this Agreement has been duly executed and delivered by and constitutes a valid and binding agreement of such Parent Stockholder's spouse and such Parent Stockholder's spouse intends for this to be a valid and binding agreement and will not take any action to contest the valid and binding nature of this Agreement. If such Parent Stockholder is an entity, such Parent Stockholder is duly organized, validly existing and in good standing under the laws of the state of its organization with full power and authority necessary to enter into this Agreement and to perform its obligations hereunder. If such Parent Stockholder is a partnership, such partnership is duly formed, validly existing and in good standing under the laws of the state of its organization with full partnership power and authority necessary to enter into this Agreement and to perform its obligations hereunder. Parent is duly organized, validly existing and in good standing under the laws of the state of its organization with full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

                  (c) Neither the execution and delivery of this Agreement nor the consummation by such Parent Stockholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Parent Stockholder is a party or bound or to which such Parent Stockholder's shares of Parent Stock are subject. Neither the execution and delivery of this Agreement nor the consummation by such Parent Stockholder of the transactions contemplated hereby will violate, or require any consent, approval or notice under any provision of any judgment, order, consent, approval or notice applicable to such Parent Stockholder or such Parent Stockholder's shares of Parent Stock, except for any necessary consent, approval or notice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or
         Section 13 of the Securities Exchange Act of 1934, as amended.

                  (d) Parent Stockholder's shares of Parent Stock and the certificates representing such shares are now and at all times during the term hereof will be held by such Parent Stockholder, or by a nominee or custodian for the benefit of such Parent Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or


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         agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising from this Agreement.

                  (e) Parent's shares of capital stock of the Subsidiary and the certificates representing such shares are now and at all times during the term hereof will be held by Parent free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising from this Agreement.

                  (f) No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Parent Stockholder.

                  (g) Such Parent Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Parent Stockholder's execution and delivery of this Agreement.

         6. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent represents and warrants to the Company as follows:

                  (a) As of the date hereof, Parent is the record and beneficial owner of all shares of capital stock of the Subsidiary.

                  (b) This Agreement has been duly executed and delivered by Parent and Parent intends for this to be a valid and binding agreement and will not take any action to contest the valid and binding nature of this Agreement. Parent is duly organized, validly existing and in good standing under the laws of the state of its organization with full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

                  (c) Neither the execution and delivery of this Agreement nor the consummation by the Parent of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Parent is a party or is subject. Neither the execution and delivery of this Agreement nor the consummation by Parent of the transactions contemplated hereby will violate, or require any consent, approval or notice under any provision of any judgment, order, consent, approval or notice applicable to, except for any necessary consent, approval or notice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or
         Section 13 of the Securities Exchange Act of 1934, as amended.

                  (d) Parent's shares of capital stock of the Subsidiary and the certificates representing such shares are now and at all times during the term hereof will be held by Parent free and clear of all liens, claims, security interests, proxies, voting trusts or


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         agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising from this Agreement.

                  (f) Parent understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Parent's execution and delivery of this Agreement.

         7. COVENANTS OF COMPANY STOCKHOLDERS. Each Company Stockholder, severally and not jointly, agrees with, and covenants to, the Parent as follows:

                  (a) Such Company Stockholder shall not (i) transfer (which terms shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge, alienation, assignment or other disposition, directly or indirectly, by operation of law, in connection with any merger or otherwise (collectively, a "Transfer")), or consent to any Transfer of, any or all of such Company Stockholder's Shares or any interest therein, except pursuant to the Merger, (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all of such Company Stockholder's Shares or any interest therein, (iii) grant any proxy, power of attorney or other authorization in or with respect to such Company Stockholder's Shares, except for this Agreement and any proxy granted in connection with any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof which contains voting instructions consistent with such Company Stockholder's obligations under this Agreement, or (iv) deposit such Company Stockholder's Shares into a voting trust or enter into a voting agreement or any other arrangement with respect to such Shares; provided, that any such Company Stockholder may, subject to the provisions of Section 9 hereof, Transfer any of such Company Stockholder's Shares to any other Company Stockholder who is on the date hereof a party to this Agreement, or to any family member of a Company Stockholder, charitable institution or affiliate (as defined in the Securities Act (as defined in the Merger Agreement)) of such Company Stockholder which prior to such Transfer becomes a party to this Agreement bound by all obligations of a "Company Stockholder" hereunder.

                  (b) If a majority of the holders of Shares approve the Merger and the Merger Agreement, upon consummation of the Merger such Company Stockholder's Shares shall, subject to the terms and conditions of the Merger Agreement, be converted into the right to receive the consideration provided in the Merger Agreement. Such Company Stockholder hereby waives any rights of appraisal, or rights to dissent from the Merger, that such Company Stockholder may have.

                  (c) Such Company Stockholder shall not, in its, his or her capacity as a stockholder of the Company, and shall instruct any investment banker, attorney or other adviser or representative of such Company Stockholder not to, directly or indirectly, (i) solicit, initiate, facilitate, or encourage any Competing Transactions or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, a Competing


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         Transaction. Each Company Stockholder shall immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by an investment banker, attorney or other adviser or representative of such Company Stockholder, whether or not such person is purporting to act on behalf of such Company Stockholder or otherwise, shall be deemed to be a violation of this Section 7 by such Company Stockholder.

         8.       COVENANTS OF PARENT AND PARENT STOCKHOLDERS.

                  (a) Parent agrees with, and covenants to, the Company that Parent shall not (i) Transfer or consent to any Transfer of any or all of the shares of capital stock of Subsidiary held by Parent or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all of such shares of capital stock of Subsidiary or any interest therein,
         (iii) grant any proxy, power of attorney or other authorization in or with respect to such shares of capital stock of Subsidiary, except for this Agreement, or (iv) deposit such shares of capital stock of Subsidiary into a voting trust or enter into a voting agreement or any other arrangement with respect to such shares.

                  (b) Each Parent Stockholder, severally and not jointly, agrees with, and covenants to, the Company that such Parent Stockholder shall not (i) Transfer, or consent to any Transfer of, any or all of such Parent Stockholder's shares of Parent Stock or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all of such Parent Stockholder's shares of Parent Stock or any interest therein, (iii) grant any proxy, power of attorney or other authorization in or with respect to such Parent Stockholder's shares of Parent Stock, except for this Agreement and any proxy granted in connection with any meeting of stockholders of the Parent called to vote upon the Merger and the Merger Agreement or at any adjournment thereof which contains voting instructions consistent with such Parent Stockholder's obligations under this Agreement, or (iv) deposit such Parent Stockholder's shares of Parent Stock into a voting trust or enter into a voting agreement or any other arrangement with respect to such shares; provided, that any such Parent Stockholder may, subject to the provisions of Section 9 hereof, Transfer any of such Parent Stockholder's shares of Parent Stock to any other Parent Stockholder who is on the date hereof a party to this Agreement, or to any family member of a Parent Stockholder, charitable institution or affiliate (as defined in the Securities Act) of such Parent Stockholder which prior to such Transfer becomes a party to this Agreement bound by all obligations of a "Parent Stockholder" hereunder.

         9. CERTAIN EVENTS. Each of the Parent, each Company Stockholder and each Parent Stockholder agrees that this Agreement and the obligations hereunder shall attach to the shares of capital stock of the Subsidiary, such Company Stockholder's Shares or each Parent Stockholder's shares of Parent Stock, respectively, and shall be binding upon any person or entity to which legal or beneficial ownership of such shares of capital stock shall pass, whether




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by operation of law or otherwise, including without limitation, such
Stockholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Subsidiary, the Company or the Parent, or the acquisition of additional shares of Company Common Stock or other voting securities of the Company by any Company Stockholder, or the acquisition of additional shares of Parent Stock or other voting securities of the Parent by any Parent Stockholder, Schedule A or Schedule B shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of the Company Common Stock or other voting securities of the Company issued to or acquired by such Company Stockholder and to any additional shares of the Parent Stock or other voting securities of the parent issued to or acquired by such Parent Stockholder. Without limiting the generality of the foregoing, the term "Such Company Stockholder's Shares" shall include any such additional shares of Company Common Stock, and the term "Such Parent Stockholder's shares of Parent Stock" shall include any such additional shares of Parent Stock.

         10. VOIDABILITY. If prior to the execution hereof, the Board of Directors of the Company shall not have duly and validly authorized and approved by all necessary corporate action the Merger Agreement and the transactions contemplated thereby, so that by the execution and delivery hereof the Parent would become, or could reasonably be expected to become, an "interested shareholder" with whom the Company would be prevented for any period pursuant to
Section 13.1-725.1 of the Virginia Stock Corporation Act ("VSCA") from engaging in any "affiliated transaction" (as such terms are defined in Section 13.1-725 of the VSCA), then this Agreement shall be void and unenforceable until such time as such authorization and approval shall have been duly and validly obtained.

         11. FURTHER ASSURANCES. Each Company Stockholder shall, upon request of the Parent, execute and deliver any additional documents and take such further actions as may reasonably be deemed by the Parent to be necessary or desirable to carry out the provisions hereof. Each of the Parent and each Parent Stockholder shall, upon request of the Company, execute and deliver any additional documents and take such further actions as may reasonably be deemed by the Company to be necessary or desirable to carry out the provisions hereof.

         12. TERMINATION. It is a condition precedent to the effectiveness of this Agreement that the Merger Agreement shall have been executed and delivered and be in full force and effect. In the event the Merger is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force and effect. This Agreement shall also terminate upon the occurrence of the Effective Time of the Merger. Upon any such termination, except for any rights any party may have in respect of any breach by any other party of its or his obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

         13.      MISCELLANEOUS.

                  (a) Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Merger Agreement.



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                  (b)      All notices, requests, claims, demands and other
         communications under this Agreement shall be in writing and shall be deemed given upon the same terms as set forth in Section 9.4 of the Merger Agreement, except that notices to the undersigned Company Stockholders shall be sent to the address set forth in Schedule A hereto opposite each such Company Stockholder's name, and notices to the undersigned Parent Stockholders shall be sent to the address set forth in Schedule B hereto opposite each such Parent Stockholder's name.

                  (c) No person executing this Agreement who is, or becomes during the term hereof, a director or officer of the Company or Parent makes any agreement or understanding herein in his or her capacity as such director or officer. Each Company Stockholder and each Parent Stockholder signs solely in his capacity as the record holder and beneficial holder of shares of Company Common Stock or Parent Stock, respectively, and nothing contained herein shall limit or affect any actions taken by such stockholder in his capacity as an officer or director of Company or Parent to the extent permitted by the Merger Agreement.

                  (d) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (e) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective (i) as to any Company Stockholder when one or more counterparts have been signed by each of Parent and such Company Stockholder and delivered to Parent and (ii) as to any Parent Stockholder when one or more counterparts have been signed by each of the Company and such Parent Stockholder and delivered to Company.

                  (f) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

                  (g) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  (h) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, through any merger, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except by laws of descent or as expressly contemplated by Sections 5(a), 8(a) or 8(b) hereof. Any assignment in violation of the foregoing shall be void.

                  (i) The parties agree that irreparable damage would occur and that the other parties hereto would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to



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         an injunction or injunctions to prevent breaches or threatened breaches by any party of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which they may be entitled at law or in equity. In addition, each of the parties hereto irrevocably and unconditionally (i) consents to be subject to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat the personal jurisdiction of such courts by motion or other request for leave from any such court,
         (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (iv) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of, valid service, and that service made pursuant to this clause (iv) shall have the same legal force and effect as if served upon such party personally within the State of Delaware.

                  (j) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired, or invalidated, and shall be enforced to the fullest extent permitted by law and the provision found to be invalid, void or unenforceable shall be immediately revised by the parties hereto so as to be valid, binding and enforceable to the greatest extent then permitted by applicable law.

                  (k) No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

                  (l) A facsimile of this Agreement containing signatures of the parties hereto shall constitute an original document for all purposes.


[BALANCE OF PAGE INTENTIONALLY OMITTED]

         IN WITNESS WHEREOF, the Parent, the Company, each Company Stockholder and each Parent Stockholder have caused this Stockholders Agreement to be duly executed and delivered on day and year first above written.

                                    LEVEL 8 SYSTEMS, INC.

                                    By:
                                             ----------------------------------
                                    Name:
                                             ----------------------------------
                                    Title:
                                             ----------------------------------

                                    TEMPLATE SOFTWARE, INC.

                                    By:
                                             ----------------------------------
                                    Name:
                                             ----------------------------------
                                    Title:
                                             ----------------------------------


                                    COMPANY STOCKHOLDERS:


                                    -------------------------------------------
                                    Name:    J. Kelly Brown
                                    Individually



                                    -------------------------------------------
                                    Name: Andrew B. Ferrentino
                                    Individually



                                    -------------------------------------------
                                    Name:    Joseph M. Fox
                                    Individually



                                    -------------------------------------------
                                    Name:    David Kiker
                                    Individually



                                    -------------------------------------------
                                    Name:    E. Linwood Pearce
                                    Individually

                                    PARENT STOCKHOLDERS:

                                    Liraz Systems Ltd.

                                    By:
                                             ----------------------------------
                                    Name:
                                             ----------------------------------
                                    Title:
                                             ----------------------------------
                                    By:

                                    Name:
                                    Title:


                                    Liraz Export (1990) Ltd.

                                    By:
                                             ----------------------------------
                                    Name:
                                             ----------------------------------
                                    Title:
                                             ----------------------------------
                                    By:

                                    Name:
                                    Title:


                                    Advanced Systems Europe B.V.

                                    By:
                                             ----------------------------------
                                    Name:
                                             ----------------------------------
                                    Title:
                                             ----------------------------------

                                   SCHEDULE A


                                                                  NUMBER OF SHARES OF COMPANY
COMPANY STOCKHOLDER          ADDRESS OF COMPANY STOCKHOLDER       COMMON STOCK
---------------------------------------------------------------------------------------------------

J. Kelly Brown               12700 Springfield Court              o   1,000 shares of Common
                             Dunkirk, MD  20754                       Stock
                                                                  o   Options to purchase
                                                                      97,000 shares of Common Stock

Andrew B. Ferrentino         7904 Horseshoe Lane                  o   404,857 shares of
                             Potomac, MD  20859                       Common Stock

Joseph M. Fox                45365 Vintage Park Plaza
                             Suite 100                            o   356,167 shares of
                             Dulles, VA  20166                        Common Stock

David Kiker                  20485 McGees Ferry Way               o   20,000 shares of Common
                             Sterling, VA  20165                      Stock
                                                                  o   Options to purchase
                                                                      137,500 shares of Common
                                                                      Stock

E. Linwood Pearce            10831 Barnwood Lane                  o   62,464 shares of Common
                             Rockville, MD  20854                     Stock
                                                                  o   Options to purchase
                                                                      549,680 shares of Common
                                                                      Stock

                                   SCHEDULE B


                                                                    NUMBER OF SHARES OF PARENT
PARENT STOCKHOLDER                ADDRESS OF PARENT STOCKHOLDER     CAPITAL STOCK(*)
------------------------------------------------------------------------------------------------------
Liraz Systems Ltd.                5 Hatzoref Street                 2,861,863 shares of Common Stock
                                  Holon, 58856
                                  Israel

Liraz Export (1990) Ltd.          5 Hatzoref Street
                                  Holon, 58856                      2,071,257 shares of Common Stock
                                  Israel

Advanced Systems Europe B.V.      5 Hatzoref Street                 10,000 shares of Preferred Stock
                                  Holon, 58856
                                  Israel



(*) Excluding shares held by other Parent Stockholders. Liraz Systems Ltd., may be deemed to be the beneficial owner of securities held by its subsidiaries, Liraz Export (1990) Ltd. and Advanced Systems Europe B.V.